                                   EXHIBIT 10.106

                                As of March 15, 1999



Trimark Pictures, Inc.
Trimark Television, Inc.
2644 30th Street
Santa Monica, CA  90405

Dear Sirs:

     Reference is hereby made to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of December 20,1996 (as the same has been, and may be, amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among Trimark Pictures, Inc. and Trimark Television, Inc. (the "Borrowers"), the Guarantors referred to therein, the Lenders referred to therein and The Chase Manhattan Bank, as Administrative Agent and Fronting Bank. Capitalized term used herein and not otherwise defined are used herein as defined in the Credit Agreement.

     The Borrowers have informed the Lenders that the Borrowers, Trimark Holdings, Inc. and Trimark Music (collectively, "Trimark") have entered into an Agreement with broadcast.com inc. (the "Internet Distribution Agreement") regarding Internet delivery of certain Trimark Product. Pursuant to the Internet Distribution Agreement, Trimark will acquire 45,858 newly issued shares of broadcast.com inc. common stock in consideration of the rights granted to boadcast.com inc. and the issuance to broadcast.com inc. by Trimark Holdings, Inc. of 412,363 shares of its common stock. The Internet Distribution Agreement also provides that its effectiveness shall be conditioned upon, among other things, obtaining all required third party consents at or prior to March 15, 1999. Accordingly, the Borrowers have requested that the Lenders grant the within waiver.

     Each of the undersigned hereby waives compliance by Trimark with Section
6.4 (LIMITATION on INVESTMENTS) of the Credit Agreement to the extent necessary to permit the non-cash investment in broadcast.com inc. common stock contemplated by the Internet Distribution Agreement.

     By execution hereof, the Borrowers hereby represent and warrant that (i) as of the date hereof, there exists no Default or Event of Default and (ii) the copy of the Internet Distribution Agreement previously delivered to the Administration Agent is true, complete and correct in all respects.

     This waiver may be executed in counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute one and the same instrument.

     This waiver shall become effective when the Administrative Agent shall have received executed counterparts of this waiver which, when taken together, bear the signatures of the Required Lenders and all the Credit Parties.

     This waiver shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future waivers or amendments regarding similar matters or otherwise.

     Except to the extent expressly set forth above, this letter does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default, whether or not known to any of the Administrative Agent or the Lenders. Except as expressly modified herein, all terms of the Credit Agreement remain in full force and effect.

     THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                   Very truly yours,

                                   THE CHASE MANHATTAN BANK,
                                   individually and as Administrative Agent

                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:

                                   CITY NATIONAL BANK
                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:

                                   COMERICA BANK-CALIFORNIA

                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:

                                   FIRST HAWAIIAN BANK

                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:


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

EXHIBIT 10.106  (CONTINUED)

                                   IMPERIAL BANK

                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:
                                   SILICON VALLEY BANK

                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:

                                   THE SUMITOMO TRUST & BANKING CO., LTD., NEW
                                   YORK BRANCH

                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:

                                   DE NATIONALE INVESTERINGSBANK N.V.

                                   By:  /S/
                                        ------------------------------------
                                        Name:
                                        Title:

                                   AGREED TO BY:

                                   TRIMARK PICTURES, INC.
                                   TRIMARK TELEVISION, INC.
                                   TRIMARK HOLDINGS, INC.
                                   TRIMARK MUSIC
                                   CHEAP DATE, INC.
                                   WRITERS ON THE WAVE
                                   PURPLE TREE PRODUCTIONS, INC.
                                   LOVING GUN PRODUCTIONS, INC.
                                   TRIMARK INTERACTIVE

                                   By:  /S/
                                        ------------------------------------
                                       Name:
                                       Title:  Authorized Signatory for each
                                       of the foregoing


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